                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  January 31, 2008
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                           MACC PRIVATE EQUITIES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                          0-24412                      42-1421406
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(State or Other Jurisdiction    (Commission                   (IRS Employer
     of Incorporation)           File Number)               Identification No.)

         101 Second Street SE, Suite 800, Cedar Rapids, Iowa          52401
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(Address of Principal Executive Offices)                            (Zip Code)

                                 (319) 363-8249
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         Item 8.01  Other Events.

         The Registrant issued a press release on January 31, 2008 announcing that its board of directors has approved Eudaimonia Asset Management LLC to serve as the Registrant's investment advisor under the terms of a new Investment
Advisory Agreement to be approved by the Registrant's shareholders at its forthcoming 2008 Annual Shareholders' Meeting.

         A copy of the press release has been filed with this Current Report on
Form 8-K as Exhibit 99.1, and is incorporated herein by reference.

         Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     Press Release dated January 31, 2008.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  February 1, 2008

                                       MACC PRIVATE EQUITIES INC.

                                       By: /s/ Robert A. Comey
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                                            Robert A. Comey
                                            Executive Vice President

                                  Exhibit Index

Exhibit
Number            Description
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99.1              Press Release dated January 31, 2008.